UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

Genesis Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01        Entry into a Material Definitive Agreement

New Asset Based Lending Facility

On March 6, 2018, in connection with previously announced restructuring plans, Genesis Healthcare, Inc. (“Genesis” or the “Company”) and certain of its subsidiaries entered into a Limited Waiver and Amendment No. 10 to Third Amended and Restated Credit Agreement and Fourth Amended and Restated Credit Agreement, dated as of March 6, 2018 (as may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), among the Company, the entities listed on Annex I-A thereto, the entities listed on Annex I-B thereto, the lenders party thereto, the L/C issuers party thereto and MidCap Funding IV Trust, a Delaware statutory trust, as administrative agent (as successor to Healthcare Financial Solutions, LLC) for the lenders and L/C issuers. The ABL Credit Agreement provides for a $555 million asset based lending facility comprised of (a) a $325 million closing date term loan facility, (b) a $200 million revolving credit facility, and (c) a $30 million delayed draw term loan facility (collectively, the “ABL Credit Facilities”).  The ABL Credit Facilities have a five year term and the proceeds were used to refinance in full the Company’s existing revolving credit facility with Healthcare Financial Solutions, LLC that was scheduled to mature on February 2, 2020 and the remaining proceeds will be used for working capital and general corporate purposes.

Borrowings under the closing date term loan facility and revolving credit facility bear interest at a 3-month LIBOR rate (subject to a floor of 0.5%) plus an applicable margin of 6% per annum.  Borrowings under the delayed term loan facility bear interest at a 3-month LIBOR rate (subject to a floor of 1%) plus an applicable margin of 11% per annum.  Borrowing levels under the ABL Credit Facilities are limited to a borrowing base that is computed based on the level of eligible accounts receivable.

The ABL Credit Agreement, among other things, (i) provides for new term and revolving loans, (ii) modifies the interest rates and the financial covenants, and (iii) permits the Company and its subsidiaries to enter into certain other transactions.

The ABL Credit Facilities are secured by a first priority lien on the accounts receivables of the Company and certain of its subsidiaries and certain other assets of the Company and such subsidiaries, and a junior lien on the assets that secure the term loan facility described below on a first priority basis, subject to certain exceptions.

Term Loan Facility Amendment

Further, on March 6, 2018, the Company and certain of its subsidiaries entered into Amendment No. 4 to Loan Agreement, dated as of March 6, 2018 (the “Term Loan Amendment”), in respect of the Term Loan Agreement, dated as of July 29, 2016 (as may be amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, including as amended and restated by the Term Loan Amendment, the “Term Loan Agreement”), among the Company, FC-GEN Operations Investment, LLC, as the borrower (the “Term Borrower”), certain other subsidiaries of the Company party thereto, HCRI Tucson Properties, Inc. and OHI Mezz Lender, LLC and any other lender party thereto and Welltower Inc., as administrative agent and collateral agent. Pursuant to the Term Loan Amendment, the Company may borrow an additional $40 million term loan to be used for certain debt repayment and working capital and general corporate purposes (the “2018 Term Loan”).  The 2018 Term Loan will mature July 29, 2020 and bear interest at a rate equal to 10% per annum, with up to 5% per annum to be paid in kind.  The Term Loan Amendment also changes the interest rate applicable to the initial loans funded on July 29, 2016 to be equal to 14% per annum, with up to 9% per annum to be paid in kind.  The Term Loan Agreement eliminates any principal amortization payments on any of the loans under the Term Loan Agreement prior to maturity, effective January 31, 2018.

Among other things, the Term Loan Agreement (i) provides for the new 2018 Term Loan, (ii) modifies interest rates and the financial covenants, and (iii) permits the Company and its subsidiaries to enter into certain other transactions.

The term loan facility is secured by a first priority lien on the equity interests of certain subsidiaries of the Company and the Term Borrower as well as certain other assets of the Company, the Term Borrower and such subsidiaries, subject to certain exceptions.  The term loan facility is also secured by a junior lien on the assets that secure the ABL Credit Facilities on a first priority basis.

Item 8.01 Other Events.

On March 6, 2018, the Company issued a press release (the “Press Release”) providing updates to previously announced restructuring plans.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated March 6, 2018

Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995.  You can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” “pursue,” “plans,” or “prospect,” or the negative or other variations thereof or comparable terminology.  They include, but are not limited to, statements about Genesis’ expectations and beliefs regarding its future financial performance, anticipated cost management, anticipated business development, anticipated financing activities and anticipated demographic and supply-demand trends facing the industry.  These forward-looking statements are based on current expectations and projections about future events, including the assumptions stated in this document, and there can be no assurance that they will be achieved or occur, in whole or in part, in the timeframes anticipated by the Company or at all.  Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Genesis may differ materially from that expressed or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, the following:

"

reductions and/or delays in Medicare or Medicaid reimbursement rates, or changes in the rules governing the Medicare or Medicaid programs could have a material adverse effect on our revenues, financial condition and results of operations;

"	reforms to the U.S. healthcare system that have imposed new requirements on us and uncertainties regarding potential material changes to such reforms;
"	revenue we receive from Medicare and Medicaid being subject to potential retroactive reduction;
"	our success being dependent upon retaining key executives and personnel;
"

it can be difficult to attract and retain qualified nurses, therapists, healthcare professionals and other key personnel, which, along with a growing number of minimum wage and compensation related regulations, can increase our costs related to these employees;

"

recently enacted changes in Medicare reimbursements for physician and non-physician services could impact reimbursement for medical professionals. Moreover, annual payment caps that limit the amounts that can be paid for outpatient therapy services rendered to any Medicare beneficiary may negatively affect our results of operations;

"

we are subject to extensive and complex laws and government regulations. If we are not operating in compliance with these laws and regulations or if these laws and regulations change, we could be required to make significant expenditures or change our operations in order to bring our facilities and operations into compliance;
"

our physician services operations are subject to corporate practice of medicine laws and regulations. Our failure to comply with these laws and regulations could have a material adverse effect on our business and operations;

"

we face inspections, reviews, audits and investigations under federal and state government programs, such as the Department of Justice. These investigations and audits could result in adverse findings that may negatively affect our business, including our results of operations, liquidity, financial condition, and reputation;

"

significant legal actions, which are commonplace in our industry, could subject us to increased operating costs, which could materially and adversely affect our results of operations, liquidity, financial condition, and reputation;

"

insurance coverages, including professional liability coverage, may become increasingly expensive and difficult to obtain for health care companies, and our self-insurance may expose us to significant losses;

"	failure to maintain effective internal control over financial reporting could have an adverse effect on our ability to report on our financial results on a timely and accurate basis;
"	we may be unable to reduce costs to offset decreases in our patient census levels or other expenses timely and completely;
"	completed and future acquisitions may consume significant resources, may be unsuccessful and could expose us to unforeseen liabilities and integration risks;
"

we lease a significant number of our facilities and may experience risks relating to lease termination, lease expense escalators, lease extensions, special charges and leases that are not economically efficient in the current business environment;

"

our substantial indebtedness, scheduled maturities and disruptions in the financial markets could affect our ability to obtain financing or to extend or refinance debt as it matures, which could negatively impact our results of operations, liquidity, financial condition and the market price of our common stock;

"	the holders of a majority of the voting power of Genesis’ common stock have entered into a voting agreement, and the voting group’s interests may conflict with the interests of other stockholders;
"

exposure to the credit and non-payment risk of our contracted customer relationships, including as a result from bankruptcy, receivership, liquidation, reorganization or insolvency, especially during times of systemic industry pressures, economic conditions, regulatory uncertainty and tight credit markets, which could result in material losses;

"

some of our directors are significant stockholders or representatives of significant stockholders, which may present issues regarding diversion of corporate opportunities and other potential conflicts; and

"	we are a “controlled company” within the meaning of NYSE rules and, as a result, qualify for and rely on exemptions from certain corporate governance requirements.

The Company’s Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the U.S. Securities and Exchange Commission, discuss the foregoing risks as well as other important risks and uncertainties of which investors should be aware.  Any forward-looking statements contained herein are made only as of the date of this document.  Genesis disclaims any obligation to update its forward-looking statements or any of the information contained in this document.  Investors are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2018                                                                   GENESIS HEALTHCARE, INC.

By: /s/ Michael S. Sherman
Michael S. Sherman
Senior Vice President, General Counsel,
Secretary and Assistant Treasurer